UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 15, 2006

MORGAN BEAUMONT, INC.
(Exact name of registrant specified in its charter)
Nevada	000-33389	65-1071956
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6015 31st Street East, Bradenton, Florida		34203
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone, including area code:	(941) 753-2875
Not applicable.
(Former name and former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On November 15, 2006, Morgan Beaumont, Inc. (the “Company”) is scheduled to hold a special meeting of stockholders at the Company’s offices at 6015 31st Street East, Bradenton, Florida 34202, at which the Company’s management plans to give a presentation to stockholders. A copy of this presentation is attached hereto as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1 - Management Presentation for the Special Meeting of Stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN BEAUMONT, INC.

Date:	November 15, 2006	By:	/s/ JERRY WELCH
Name: Jerry Welch Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Document

99.1	Management Presentation for the Special Meeting of Stockholders.